Exhibit 99.1

August 10, 2011

To Holders of Tube City IMS Corporation’s

9 3/4% Senior Subordinated Notes

due 2015

As required by Section 4.02(1) of the Indenture for the Tube City IMS Corporation 9 3/4% Senior Subordinated Notes due 2015, we are supplying the following information:

1)	The Form 10-Q of TMS International Corp., our parent company, for the period ending June 30, 2011; and

2)	Reconciling financial statements providing details of the balances and adjustments necessary to reconcile from the TMS International Corp. results to the results of Tube City IMS Corporation.

The reconciling financial statements include explanatory notes which discuss the relationship between the entities and the adjustments involved.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Second quarter ended June 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$552,047	$—	$552,047
Service revenue	118,704	—	118,704

Total revenue	670,751	—	670,751

Costs and expenses:
Cost of raw materials shipments	533,732	—	533,732
Site operating costs	89,633	—	89,633
Selling, general and administrative expenses	13,936	(1)	13,935

Share based compensation associated with initial public offering	1,304	—	1,304
Depreciation	11,769	—	11,769
Amortization	3,072	—	3,072

Total costs and expenses	653,446	(1)	653,445

Income from operations	17,305	1	17,306
Interest expense, net	(7,907)	179	(7,728)

Income before income taxes	9,398	180	9,578

Income tax expense	(3,697)	(102)	(3,799)

Net income	5,701	78	5,779

Net loss attributable to noncontrolling interest	60	—	60
Accretion of Preferred Stock Dividends	(1,261)	1,261	—

Income applicable to common shares	$4,500	$1,339	$5,839

Net Income per share:
Basic	$0.13		$6.39
Diluted	$0.13		$6.39

Average common shares outstanding:
Basic	34,058,877		913,260
Diluted	34,069,238		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Second quarter ended June 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$525,255	$—	$525,255
Service revenue	102,592	—	102,592

Total revenue	627,847	—	627,847

Costs and expenses:
Cost of raw materials shipments	504,873	—	504,873
Site operating costs	73,072	—	73,072
Selling, general and administrative expenses	15,185	(1)	15,184

Share based compensation associated with initial public offering	—	—	—
Depreciation	12,292	—	12,292
Amortization	3,038	—	3,038

Total costs and expenses	608,460	(1)	608,459

Income from operations	19,387	1	19,388
Interest expense, net	(9,820)	1,637	(8,184)

Income before income taxes	9,567	1,637	11,204

Income tax expense	(4,343)	(1,307)	(5,650)

Net income	5,224	330	5,554

Net loss attributable to noncontrolling interest	—	—	—
Accretion of Preferred Stock Dividends	(5,631)	5,631	—

Income applicable to common shares	$(407)	$5,961	$5,554

Net Income per share:
Basic	$(0.08)		$6.08
Diluted	$(0.08)		$6.08

Average common shares outstanding:
Basic	4,944,395		913,260
Diluted	4,944,395		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Six months ended June 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$1,103,173	$—	$1,103,173
Service revenue	231,538	—	231,538

Total revenue	1,334,711	—	1,334,711

Costs and expenses:
Cost of raw materials shipments	1,062,458	—	1,062,458
Site operating costs	174,197	—	174,197
Selling, general and administrative expenses	30,001	(1)	30,000

Share based compensation associated with initial public offering	1,304	—	1,304
Depreciation	23,568	—	23,568
Amortization	6,134	—	6,134

Total costs and expenses	1,297,662	(1)	1,297,661

Income from operations	37,049	1	37,050
Interest expense, net	(16,584)	1,026	(15,558)

Income before income taxes	20,465	1,027	21,492

Income tax expense	(8,547)	(390)	(8,937)

Net income	11,918	637	12,555

Net loss attributable to noncontrolling interest	60	—	60
Accretion of Preferred Stock Dividends	(7,156)	7,156	—

Income applicable to common shares	$4,822	$7,793	$12,615

Net Income per share:
Basic	$0.25		$13.81
Diluted	$0.25		$13.81

Average common shares outstanding:
Basic	19,663,184		913,260
Diluted	19,668,422		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Six months ended June 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$902,465	$—	$902,465
Service revenue	196,055	—	196,055

Total revenue	1,098,520	—	1,098,520

Costs and expenses:
Cost of raw materials shipments	868,784	—	868,784
Site operating costs	142,040	—	142,040
Selling, general and administrative expenses	27,124	(2)	27,122

Share based compensation associated with initial public offering	—	—	—
Depreciation	25,222	—	25,222
Amortization	6,089	—	6,089

Total costs and expenses	1,069,259	(2)	1,069,257

Income from operations	29,261	2	29,263
Interest expense, net	(21,325)	3,949	(17,376)

Income before income taxes	7,936	3,951	11,887

Income tax expense	(5,360)	(1,118)	(6,478)

Net income	2,576	2,833	5,409

Net loss attributable to noncontrolling interest	—	—	—
Accretion of Preferred Stock Dividends	(11,090)	11,090	—

Income applicable to common shares	$(8,514)	$13,923	$5,409

Net Income per share:
Basic	$(1.72)		$5.92
Diluted	$(1.72)		$5.92

Average common shares outstanding:
Basic	4,944,397		913,260
Diluted	4,944,397		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	June 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$93,802	$(74,444)	$19,358
Accounts receivable, net of allowance for doubtful accounts of $2,321	330,400	—	330,400
Inventories	66,140	—	66,140
Prepaid and other current assets	21,878	—	21,878
Deferred tax asset	5,992	—	5,992

Total current assets	518,212	(74,444)	443,768

Property, plant and equipment, net	140,623	—	140,623
Deferred financing costs, net of accumulated amortization of $10,514	7,150	—	7,150
Goodwill	244,418	—	244,418
Other intangibles, net of accumulated amortization of $53,579	160,524	—	160,524
Other noncurrent assets	2,500	—	2,500

Total assets	$1,073,427	$(74,444)	$998,983

Liabilities, Redeemable Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$252,492	$—	$252,492
Accounts payable overdraft	43,134	—	43,134
Salaries, wages and related benefits	24,152	—	24,152
Accrued expenses	28,667	31	28,698
Revolving bank borrowings	199	—	199
Current portion of long-term debt	2,700	—	2,700

Total current liabilities	351,344	31	351,375

Long-term debt	380,070	—	380,070
Indebtedness to related parties	—	—	—
Deferred tax liability	48,554	76	48,630
Other noncurrent liabilities	19,056	5,511	24,567

Total liabilities	799,024	5,618	804,642

Redeemable preferred stock:
TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 22,000 shares designated as Classs A; $0.001 par value per share; 0 shares issued and outstanding	—	—	—
Stockholders’ equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding Par value $.001 per share; shares authorized 2,500,000	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; 12,880,000 shares issued and outstanding	13	(13)	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 26,375,973 shares issued and outstanding	26	(26)	—
Capital in excess of par value	434,324	(175,521)	258,803
Accumulated deficit	(160,886)	95,497	(65,389)
Accumulated other comprehensive income	755	—	755

Total TMS International Corp./Tube City IMS Corp. stockholders’ equity	274,232	(80,062)	194,170
Noncontrolling interest	171	—	171

Total stockholders’ equity	274,403	(80,062)	194,341

Total liabilities, redeemable preferred stock and stockholders’ equity	$1,073,427	$(74,444)	$998,983

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$49,492	$—	$49,492
Accounts receivable, net of allowance for doubtful accounts of $2,125	207,147	—	207,147
Inventories	38,664	—	38,664
Prepaid and other current assets	19,562	—	19,562
Deferred tax asset	6,702	—	6,702

Total current assets	321,567	—	321,567

Property, plant and equipment, net	138,540	—	138,540

Deferred financing costs, net of accumulated amortization of $9,280	8,384	—	8,384
Goodwill	242,148	—	242,148
Other intangibles, net of accumulated amortization of $47,232	165,295	—	165,295
Other noncurrent assets	2,971	—	2,971

Total assets	$878,905	$—	$878,905

Liabilities, Redeemable Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$177,668	$—	$177,668
Accounts payable overdraft	25,802	—	25,802
Salaries, wages and related benefits	28,934	—	28,934
Accrued expenses	30,834	(809)	30,025
Revolving bank borrowings	304	—	304
Current portion of long-term debt	3,185	—	3,185

Total current liabilities	266,727	(809)	265,918

Long-term debt	380,997	—	380,997
Indebtedness to related parties	42,155	(42,155)	—
Deferred tax liability	42,932	1,982	44,914
Other noncurrent liabilities	20,203	3,242	23,445

Total liabilities	753,014	(37,740)	715,274

Redeemable preferred stock:

TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 25,000 shares designated as Classs A; $0.001 par value per share; 21,883 shares issued and outstanding, liquidation preference of $296,844, accumulated and unpaid dividend of $80,203.	296,844	(296,844)	—
Stockholders’ (deficit) equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding Par value $.001 per share; shares authorized 2,500,000	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; no shares issued and outstanding	—	—	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 4,943,992 shares issued and outstanding	—	—	—
Capital in excess of par value	—	246,871	246,871
Accumulated deficit	(165,717)	87,712	(78,005)
Accumulated other comprehensive income	(5,502)	—	(5,502)

Total TMS International Corp./Tube City IMS Corp. stockholders’ (deficit) equity	(171,219)	334,584	163,365
Noncontrolling interest	266	—	266

Total stockholders’ (deficit) equity	(170,953)	334,584	163,631

Total liabilities, redeemable preferred stock and stockholders’ (deficit) equity	$878,905	$—	$878,905

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Six months ended June 30, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$11,918	$637	$12,555
Adjustments to reconcile Net Income to net cash (used in) operating activities:
Depreciation and Amortization	29,702	—	29,702
Amortization of deferred financing costs	1,234	—	1,234
Deferred income tax	7,566	327	7,893
Provision for bad debts	404	—	404
Loss (gain) on the disposal of equipment	(23)	—	(23)
Non-cash share-based compensation cost	1,590	—	1,590
Increase (decrease) from changes in:
Accounts receivable	(123,657)	—	(123,657)
Inventories	(27,476)	—	(27,476)
Prepaid and other current assets	(2,769)	—	(2,769)
Other noncurrent assets	451	—	451
Accounts payable and accounts payable overdraft	92,157	—	92,157
Accrued expenses	(3,825)	(2,626)	(6,451)
Other noncurrent liabilities	(419)	—	(419)
Other, net	(885)	35	(850)

Net cash (used in) operating activities	$(14,032)	$(1,627)	$(15,659)

Cash flows from investing activities:
Capital expenditures	(25,757)	—	(25,757)
Proceeds from sale of equipment	331	—	331
Acquisition	(50)	—	(50)
Contingent payment for acquired business	(337)	—	(337)
Cash flows related to IU International, net	(303)	—	(303)

Net cash used in investing activities	(26,116)	—	(26,116)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	(103)	—	(103)
IPO proceeds/capital contribution	128,782	(114,972)	13,810
Repayment of debt	(44,221)	42,155	(2,066)

Net cash used for financing activities	84,458	(72,817)	11,641

Cash and cash equivalents:
Net increase in cash	44,310	(74,444)	(30,134)
Cash at beginning of period	49,492	—	49,492

Cash at end of period	$93,802	$(74,444)	$19,358

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Six months ended June 30, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$2,576	$2,833	$5,409
Adjustments to reconcile Net Income to net cash provided by operating activities:
Depreciation and Amortization	31,311	—	31,311
Amortization of deferred financing costs	1,235	—	1,235
Deferred income tax	2,664	(1,862)	802
Provision for bad debts	79	—	79
Loss (gain) on the disposal of equipment	(736)	—	(736)
Non-cash share-based compensation cost	15	—	15
Increase (decrease) from changes in:
Accounts receivable	(98,326)	—	(98,326)
Inventories	(7,872)	—	(7,872)
Prepaid and other current assets	(3,480)	—	(3,480)
Other noncurrent assets	73	—	73
Accounts payable and accounts payable overdraft	82,270	—	82,270
Accrued expenses	7,155	(1,271)	5,884
Other noncurrent liabilities	172	3,245	3,417
Other, net	(1,058)	1	(1,057)

Net cash provided by operating activities	$16,078	$2,946	$19,024

Cash flows from investing activities:
Capital expenditures	(18,261)	—	(18,261)
Proceeds from sale of equipment	1,152	—	1,152
Acquisition	(495)	—	(495)
Amount returned from escrow related to prior acquisition	1,712	—	1,712
Contingent payment for acquired business	(339)	—	(339)
Cash flows related to IU International, net	(39)	—	(39)

Net cash used in investing activities	(16,270)	—	(16,270)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	10,541	—	10,541
Repayment of debt	(22,859)	20,424	(2,435)

Net cash (used for) provided by financing activities	(12,318)	20,424	8,106

Cash and cash equivalents:
Net increase (decrease) in cash	(12,510)	23,370	10,860
Cash at beginning of period	29,814	(23,370)	6,444

Cash at end of period	$17,304	$—	$17,304

The accompanying notes are an integral part of these condensed consolidated financial statements.

Notes to Reconciling Financial Statements.

Note 1—Basis of Presentation

The reconciling financial statements have been prepared for the purpose of reconciling the balances and activities of TMS International Corp. with those of Tube City IMS Corporation, an indirect wholly owned subsidiary thereof. The statements should be read in conjunction with the Quarterly Report on Form 10-Q of TMS International Corp. for the period ended June 30, 2011. These statements are not prepared in accordance with generally accepted accounting principles and are furnished solely for the purpose of reconciling the financial statements of TMS International Corp. to the financial statements of Tube City IMS Corporation as of and for the quarter and six months ending June 30, 2011. Operating results for the quarter and six-months ending June 30, 2011 and 2010 are not necessarily indicative of the results that may be expected for future periods.

On April 19, 2011, TMS International Corp. completed an initial public offering of its class A common stock. In connection with this offering, TMS International Corp. amended and restated its certificate of incorporation to create two classes of common stock; class A common stock and class B common stock. TMS International Corp. also effectuated a 207.4307-for-one stock split on April 13, 2011 for its class B common shares, the effect of which has been applied retroactively in these consolidated financial statements.

The chart below provides details of the organizational structure of TMS International Corp. and its subsidiaries after giving effect to the offering:

A portion of the net offering proceeds to TMS International Corp. was used to pay off all amounts outstanding under the series 2008 promissory notes, which were an obligation of TMS International Corp., and $13.8 million was contributed as equity to Tube City IMS Corporation. The remaining proceeds remain at TMS International Corp. for general corporate purposes.

Note 2—Reconciling Balances and Adjustments

Series 2008 Promissory Notes

Prior to their repayment in connection with the initial public offering, the series 2008 promissory notes were an unsecured obligation of TMS International Corp. that were subordinated in right to payment to all existing and future senior indebtedness. The holders of the series 2008 promissory notes were also owners, or affiliates of owners of TMS International Corp.’s common stock. The series 2008 promissory notes are therefore reported as indebtedness to related parties. The series 2008 promissory notes were an obligation only of TMS International Corp. and were not an obligation of Tube City IMS Corporation.

TMS International Corp. Series A Preferred Stock

TMS International Corp. was initially capitalized via the sale of units which consisted of one share of common stock and one share of series A preferred stock with an initial liquidation value of $9,900 per share. The series A preferred stock carried an accumulating divided of 8%. The funds generated in the initial capitalization of TMS International Corp. were used to acquire the common stock of Tube City IMS Corporation. Tube City IMS Corporation has only common stock and no preferred stock.

In reconciling from TMS International Corp. to Tube City IMS Corporation, the effects of the preferred stock, including the accretion of accumulated and unpaid dividends thereon, are reversed.

All shares of the TMS International Corp. series A preferred stock were converted into shares of TMS International Corp. class B common stock in connection with the initial public offering.

Related Tax Effects

The remaining reconciling adjustments relate to the tax effects of the different entities. The adjustments include recording a $5.5 million liability on the financial statements of Tube City IMS Corporation at June 30, 2011 based on the use of certain tax benefits of TMS International Corp pursuant to a tax sharing arrangement.